UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 25, 2006


                        American Technologies Group, Inc.
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             (Exact name of registrant as specified in its charter)


           Nevada                        0-23258                95-4307525
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      (State or other                 (Commission             (IRS Employer
jurisdiction of Incorporation)          File No.)         Identification Number)


                       300 Las Olas Place
                 300 SE Second Street, Suite 860
                       Ft. Lauderdale, FL                   33301
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            (Address of principal executive offices)      (Zip code)


       Registrant's telephone number, including area code: (954) 764-4402


              Name of Principal Officer: William N. Plamondon, CEO


                        P.O. Box 90, Monrovia, CA 91016
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                         (Former Address if applicable)


                                   Copies to:
                       Virgil K. Johnson & Paul D. Heimann
                           Erickson & Sederstrom, P.C.
                          Regency Westpointe, Suite 100
                           10330 Regency Parkway Drive
                                 Omaha, NE 68114

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)   Whitco Company, LP Acquisition

On April 25, 2006, American Technologies Group, Inc. (the "Company") entered into an Asset Purchase Agreement (the "Agreement") with Whitco Company, LP (the "Debtor") and Laurus Master Fund, Ltd. ("Laurus"), a Cayman Islands corporation, whereby its wholly owned subsidiary, Whitco Poles, Inc. ("Whitco Poles"), a Texas corporation, acquired certain of the assets of Debtor in a sale authorized by the U.S. Bankruptcy Court of the Northern District of Texas (the "Bankruptcy Court") in exchange for:

o The issuance of a warrant granting the right to purchase up to 3,750,000 shares of common stock of American Technologies Group, Inc. (subject to adjustments as provided therein) at an exercise price of $0.001 (the "Whitco Warrant"), and the delivery of a Registration Rights Agreement obligating the Company to file a registration statement requiring the Company forgiven shares of the Company's common stock issued upon the conversion of the Whitco Warrant.

o A credit in the amount of the debtor in possession financing ("DIP Financing") advanced to Debtor by Company pursuant to the order of the Bankruptcy Court for the Northern District of Texas (Ft. Worth Division) dated April 18, 2005 whereby the Company agreed to provide the maximum amount of $317,165.00 to Debtor in accordance with the budget contained in the order.

o The amounts necessary to cure certain defaults under contracts of Debtor to be assumed by the Company as of the closing date.

The Agreement and the closing of the transactions contemplated by the agreement was authorized by the United States Bankruptcy Court for the Northern District of Texas by an order entered on April 25, 2006 (the "Sale Order"). Pursuant to the Sale Order, the assets of Debtor were acquired free and clear of any and all security interest and liens existing in such assets prior to consummation of the Agreement. Moreover, pursuant to an order authorizing the assumption and assignment of contracts of unexpired leases, the Bankruptcy Court authorized the Company, through its wholly owned subsidiary, Whitco Poles, to assume certain specified contract rights of the Debtor. At the closing, which occurred on April 25, 2006, the Whitco Warrant and related registration rights agreement issued to Debtor as part of the sales transaction was transferred by the Debtor to Laurus Master Fund, Ltd.

The assets acquired by the Company pursuant to the terms of the Asset Purchase Agreement include:

      o All inventory, work-in-progress, equipment, machinery and other tangible personal property utilized by Debtor's business prior to the bankruptcy filing.
      o All of the Debtor's licenses, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted or issued by any governmental regulatory authority shall exist as of the closing date.
      o     All telephone numbers utilized by the Debtor.
      o     All customer deposits and other prepaid expenses.
      o All goodwill and going concern value related to the Debtor as shall exist at the closing date.
      o     All of Debtor's intellectual property.
      o All cash and cash equivalents of Debtor existing on or after March 25, 2006.
      o All accounts receivable of Debtor relating to the period after March, 24, 2006.
      o     All books and records of the Debtor.
      o All assets of the Debtor as shall exist as of the closing date other than "excluded assets".


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

The following assets of the Debtor (the "Excluded Assets") were not purchased by the Company:

      o     The employee benefit plans of the Debtor.
      o     Original partnership books and records of the Debtor.
      o All cash of the Debtor as of close of business on March 24, 2006, and any cash derived from accounts receivable of the Debtor created on or before March 24, 2006.
      o All accounts receivables of the Debtor created on or before March 24, 2006.
      o Proceeds of accounts receivables Debtor created after March 24, 2006 in the amount of $41,800.

These Excluded Assets remain subject to an existing lien of Laurus, and from and after the date of closing, the Company will, through Whitco Poles, collect and return all of the accounts receivable described above directly to Laurus Master Fund, LP.

(b)   Gryphon Financing

In connection with providing the DIP Financing related to the transactions contemplated by the Agreement, the Company entered into a term note in the face amount of $500,000 with Gryphon Master Fund, L.P. ("Gryphon"). In connection with the borrowing of such funds from Gryphon, the Company issued to Gryphon and to Gryphon's affiliate, GSSF Master Fund L.P., warrants to purchase up to 675,000 shares of Company common stock at a purchase price of $0.001 per share on the day of closing, and a Registration Rights Agreement requiring the Company to register the shares issued upon the exercise of such Warrants. It is contemplated that the funding obtained pursuant to the Gryphon note will be used as working capital for assets acquired by the Company.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Registrant incorporates by reference its response to Item 1.01 herein.

ITEM 8.01   OTHER EVENTS.

On April 28, 2006, the Company issued a press release in the form of Exhibit
99.2 herety with respect to the Whitco transaction described above.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number  Description
--------------  -----------

10.1 Asset Purchase Agreement by and between Whitco Company, LP, a Texas limited partnership, American Technologies Group, Inc., a Nevada corporation.

99.1 Assignment and Assumption Agreement by and between American Technologies Group, Inc. and Whitco Poles, Inc., a wholly owned subsidiary of American Technologies Group, Inc.

99.2            April 28, 2006 press release

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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERICAN TECHNOLOGIES GROUP, INC.


Date: May 1, 2006                        /s/ William N. Plamondon, III
                                             -----------------------------
                                             William N. Plamondon, III,
                                             Chief Executive Officer


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